EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of August 14, 2012 by and among Alliqua, Inc., a Florida corporation (the “Company”), and each of the purchasers identified on the signature pages hereto and such purchasers’ respective successors and assigns (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

ARTICLE I.
PURCHASE AND SALE OF COMMON STOCK

Section 1.01 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, that number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as is set forth on each such Purchaser’s signature page hereto (collectively, the “Shares”), at a price per share equal to $0.05 (the “Per Share Purchase Price”) for an aggregate purchase price of $________________________ (the “Purchase Price”). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

Section 1.02 Warrants. The Company agrees to issue to each Purchaser a Warrant in substantially the form attached hereto as Exhibit A (each a “Warrant” and collectively, the “Warrants”), to purchase that number of shares of Common Stock as is equal to fifty percent (50%) of the number of Shares purchased by each such Purchaser hereunder. The Warrants shall have an initial term of five (5) years from their issuance date and shall have an initial exercise price per share equal to $0.05.

Section 1.03 Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, that number of shares of Common Stock equal to one hundred percent (100%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of all of the Warrants then outstanding. Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to as the “Securities.”

Section 1.04 Closing. The closing of the purchase and sale of the Shares and the Warrants hereunder (the “Closing”) shall occur concurrently with the execution of this Agreement by the Company and the Purchasers. In particular, immediately following execution of this Agreement by the Purchasers and the Company, each Purchaser shall transmit to the Company, via wire transfer of immediately available funds, such Purchaser’s total purchase price hereunder, and the Company shall deliver an originally executed Warrant to each Purchaser to acquire that number of shares of Common Stock as is set forth on such Purchaser’s signature page hereto and irrevocably instruct the Company’s transfer agent to deliver to each Purchaser a stock certificate for the number of Shares purchased hereunder by each such Purchaser.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES

Section 2.01 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date hereof, as follows:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have material adverse effect on the business, operations, assets, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to perform any of its obligations under the Transaction Documents in any material respect (each, a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Warrants (collectively, the “Transaction Documents”) and to issue and sell the Shares and the Warrants in accordance with the terms hereof and otherwise carry out its obligations thereunder. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Issuance of Shares. The Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable. When the Warrant Shares are issued in accordance with the terms of the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Warrants and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) conflict with or violate any provision of the Company’s Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its properties or assets are bound or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(e) Commission Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act from January 1, 2011 through the date hereof (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). At the times of their respective filings, the Commission Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents and, as for their respective dates, none of the Commission Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 2.02 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Purchase For Own Account. Each Purchaser is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.02(g) below, such Purchaser does not agree to hold the Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Shares or the Warrants at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and its subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(d) Status of Purchasers. Such Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

(e) Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

(f) No General Solicitation. Each Purchaser acknowledges that the Shares and the Warrants were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(g) Rule 144. Such Purchaser understands that the Securities must be held indefinitely unless such Shares or Warrants are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares or Warrants without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(h) General. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.

(i) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or the Warrants.

(j) Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

ARTICLE III.
OTHER AGREEMENTS OF THE PARTIES

Section 3.01 Transfer Restrictions.

(a) The Purchasers covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144 at such time that the Company is not required to be in compliance with Rule 144(c) and any other limitations or requirements set forth in Rule 144, the Company may require the transferor to provide the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) The Purchasers agree to the imprinting of the following legend on any certificate evidencing any of the Securities (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Section 3.02 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares and Warrants in a manner that would require the registration under the Securities Act of the sale of the Shares and Warrants to the Purchasers.

Section 3.03 Securities Laws Disclosure; Publicity. The Company shall, at or before 5:30 p.m., New York time, on the fourth business day following execution of this Agreement, file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable state law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers upon request.

Section 3.04 Purchase Price Reset.

(a) For so long as Shares are held by a Purchaser, in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (as defined below) pursuant to which shares of Common Stock may be acquired at a price less than the Per Share Purchase Price (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the date hereof) (such lower price, the “Base Price” and such issuances, collectively, a “Dilutive Issuance”), then the Company shall promptly issue additional shares of Common Stock to each Purchaser, for no additional consideration, in an amount sufficient that the pro rata portion of the Purchase Price paid by such Purchaser hereunder for the Shares then held, when divided by the total number of Shares then held by such Purchaser plus those shares of Common Stock issued as a result of the Dilutive Issuance will equal the Base Price (such adjustment, a “Dilution Adjustment”). Such Dilution Adjustment shall be made successively whenever such an issuance is made. Notwithstanding the foregoing, this Section 3.04(a) shall not apply in respect of an Exempt Issuance (as defined below). Moreover, if at any time following the nine month anniversary of the Closing, (i) the closing sales price of the Common Stock for thirty (30) consecutive trading days is at least 200% of the Per Share Purchase Price, (ii) the product of (A) the volume weighted average price of the Common Stock on the Principal Market (as defined below) and (B) its corresponding daily trading volume, each as reported by Bloomberg L.P., equals or exceeds $50,000 for such thirty (30) consecutive trading days and (iii) the Shares that were acquired hereunder by Purchasers who are not Affiliates (as defined below) of the Company were eligible for unrestricted sale pursuant to Rule 144(b)(1)(i) on the Principal Market from the six month anniversary of the Closing through at least the nine month anniversary of the Closing, this Section 3.04(a) shall become void and of no further effect and the Purchasers shall not be entitled to any future Dilution Adjustments hereunder. No adjustment shall be made hereunder which would require any Purchaser to surrender any shares of Common Stock to the Company.

(b)  For the purposes of this Agreement:

(i) “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

(ii) “Common Stock Equivalent” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(iii)  “Exempt Issuance” means the issuance of (A) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock option plan of the Company in effect on the date hereof  on the terms in effect on the date hereof, (B) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (C) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities and (D) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity so long as such issuances are not for the principal purpose of raising capital.

(iv) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(v) “Principal Market” means whichever of the NYSE MKT, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, New York Stock Exchange or the OTCQB over-the-counter bulletin board service maintained by OTC Markets Group Inc. is at the time the principal trading exchange or market for the Common Stock.

ARTICLE IV.
MISCELLANEOUS

Section 4.01  Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares and the Warrants pursuant hereto.

Section 4.02 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.02 shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.03 Entire Agreement; Amendment. This Agreement (including all exhibits and schedules hereto) and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding a majority of the Shares then outstanding and held by Purchasers, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

Section 4.04 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy, e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a) If to the Company:

Alliqua, Inc.
850 Third Avenue, Suite 1801
New York, New York
Attention: David Stefansky
Fax No.: (646) 218-1401

with copies to:

Haynes and Boone, LLP
30 Rockefeller Plaza, 26th Floor
New York, New York 10112
Attention: Rick A. Werner, Esq.
Fax No.: (212) 884-8234

(b) If to any Purchaser at the address of such Purchaser set forth on the signature pages hereto.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 4.05 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 4.06 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 4.07 Successors and Assigns; Restrictions on Transfer. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

Section 4.08 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 4.09 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to a trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 4.10 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder for the applicable statute of limitations period.

Section 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 4.12 Severability. The provisions of this Agreement and the other Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the other Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the other Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 4.13 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Shares, the Warrants and the Warrant Shares.

Section 4.14 Like Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Purchasers then holding Shares. Further, the Company shall not make any payments or issue any securities to the Purchasers in amounts which are disproportionate to the respective numbers of outstanding Shares held by any Purchasers at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Shares, the Warrants or otherwise.

[SIGNATURE PAGES FOLLOWS]

Company Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an authorized signatory as of the date first above written.

ALLIQUA, INC.

By:
Name: Richard Rosenblum Title: President

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of August 14, 2012 (the “Purchase Agreement”) by and among Alliqua, Inc. and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below and as to a Warrant to purchase the number of Warrant Shares (as defined therein) set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

__________________________________________

By:_______________________________________
Name: Title:

Address:___________________________________

__________________________________________

__________________________________________

Telephone No.:_______________________________

Facsimile No.:________________________________

Email Address: _______________________________

Number of Shares: ____________________________

Number of Warrant Shares:______________________

Aggregate Purchase Price: $_____________________

Tax ID No.___________________________________

Delivery Instructions (if different than above):

c/o: ____________________________________________________________

Address: ________________________________________________________

 ______________________________________________________________

Telephone No.: ___________________________________________________

Facsimile No. : ___________________________________________________

Other Special Instructions: ___________________________________________

EXHIBIT A to the

SECURITIES PURCHASE AGREEMENT FOR

ALLIQUA, INC.

FORM OF WARRANT

A-1